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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officers of ATP Oil & Gas Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that the foregoing Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002:

     1) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fairly represents, in all material respects, the financial condition and the results of operations of the Company.



Date:   August 13, 2002        By:      /s/ T. Paul Bulmahn
                                        ----------------------------------------
                                        T. Paul Bulmahn
                                        Chairman, Chief Executive Officer
                                        and President

Date:   August 13, 2002        By:      /s/ Albert L. Reese, Jr.
                                        ----------------------------------------
                                        Albert L. Reese, Jr.
                                        Senior Vice President and Chief
                                        Financial Officer